UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03630 )

Exact name of registrant as specified in charter: Putnam California Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2009

Date of reporting period: October 1, 2008— September 30, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCTEX

Putnam California Tax Exempt Income Fund

Annual report
9|30|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
California
Tax Exempt
Income Fund

Annual report
9|30|09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	9
Your fund’s expenses	10
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	20
Financial statements	21
Federal tax information	39
About the Trustees	40
Officers	44

Message from the Trustees

Dear Fellow Shareholder:

The nearly 60% advance in the S&P 500 Index from March through September ranks as the most concentrated period of growth in the stock market since just after the Great Depression. Aggressive stimulus efforts by governments worldwide appear to have saved the financial system from collapse and helped foster this historic market rebound.

Investors, however, should prepare for the possibility of this rapid ascent leveling off in coming quarters. The U.S. economy is improving, but headwinds remain. High public and private debt levels, as well as consumer spending held back by high unemployment and still-low housing prices, may result in a slower economic rebound.

We are pleased to report that many Putnam mutual funds have delivered significantly better results over the past year. This reflects the intense efforts of an investment team infused with new talent, new leadership, and a determination to excel. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

Potential for tax-advantaged high current income

When investing in tax-exempt bonds, opportunities come in all shapes and sizes. This is especially true with Putnam California Tax Exempt Income Fund. The fund explores the vast California municipal bond market, seeking to deliver high current income and tax advantages.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. They are backed by either the issuing state, city, or town, or by revenues collected from usage fees. As a result, they have varying degrees of credit risk — that is, the risk that the issuer will not be able to repay the bond.

A municipal bond’s greatest benefit is that its income is generally exempt from federal income tax, and from state income tax for residents of the state in which the bond is issued. In California, this tax exemption is an especially powerful advantage because the state’s maximum income-tax rate is among the highest in the United States. And the sheer size of the California municipal bond market — it is one of the largest and most diverse in the country, encompassing virtually every sector of the municipal bond market — enables it to establish trends and shape demand in municipal bond markets across the country.

The fund seeks to capitalize on the opportunities available in California by investing in a range of bonds — primarily investment grade — across various sectors. When deciding whether to invest in a bond, the fund’s portfolio managers primarily consider credit risk and interest-rate risk, as well as the risk that the bond will be prepaid. Once a bond has been purchased, the portfolio managers continue to monitor developments that affect the bond market, the specific sector, and the bond issuer.

The goal of the portfolio managers’ research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of investors.

Consider these risks before investing: The fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Consult your tax advisor for more information. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax- equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2009.

Results for investors subject to lower
tax rates would not be as advantageous.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 9/30/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

“In today’s municipal bond market,
security selection will make or break
fund performance.”

Thalia Meehan, Portfolio Manager, Putnam California Tax Exempt Income Fund

Credit qualities are shown as a percentage of portfolio value as of 9/30/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Interview with your
fund’s portfolio manager

Thalia Meehan

Thalia, the past 12 months have been difficult for fixed-income markets and challenging for national, state, and local economies. How did the municipal bond market perform in this environment?

The 12-month period ended September 30, 2009, was really a tale of two very different environments for municipal bonds. Extreme turmoil in the credit markets following the collapse of Lehman Brothers had dominated 2008. Forced selling by hedge funds and investment banks, as these firms sought to raise capital and cover losses, put pressure on municipal bonds. All of this added up to an environment in which all asset classes, including investment-grade municipal bonds, underperformed U.S. Treasuries. The economy, meanwhile, remained weak into the early months of 2009 as financial markets, although improved from the fourth quarter of 2008, remained volatile. Consumer confidence was low, housing prices continued to retreat, and unemployment rose to levels not seen in decades.

Against this backdrop, the U.S. government, notably the Fed [Federal Reserve Board] and the Treasury, instituted several wide-ranging measures to restore market stability and investor confidence, joining policymakers around the world in efforts to shore up bank balance sheets and re-establish the flow of credit. Due in part to these orchestrated efforts, municipal bonds posted their best quarterly performance since 2004 in the first quarter of 2009. April marked a continuation of the municipal bond upswing, buoyed by the introduction of Build America Bonds [BABs], a new form of debt that was unveiled as part of the stimulus bill. This new taxable debt issuance by traditionally tax-exempt issuers created concerns about the future of the tax-exempt bond supply, which kept prices up, helping the municipal bond market, despite slightly weaker performance in June, continue to rally through the summer months and into September.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

broader range of municipal bonds than that in which the fund generally invests.

IN THE NEWS

It is an interest rate for the record books. The Federal Reserve Board, which is responsible for implementing U.S. monetary policy, sets short-term interest rates through changes to the federal funds rate, the interest rate at which banks loan funds to other banks, usually on an overnight basis. Since December 2008, the federal funds rate has been resting at an all-time low of near 0% as the government works to restore liquidity to the credit market. The federal funds rate began at 1.13% in 1954 and hit a high of 22.36% in 1981. The Federal Reserve Bank of New York began experimenting in October with reverse repurchase agreements, which would, in effect, raise rates, but stressed that “no inference should be drawn about the timing of monetary policy tightening.”

You mentioned the effect the federal government had on the municipal bond market. What other factors influenced the rebound?

While overall issuance was down, the issuance of Build America Bonds, or BABs, which I mentioned earlier, had a significant effect on the market. Designed to help cash-strapped state and local governments achieve easier access to capital, BABs are issued as taxable securities, with the issuer receiving a 35% subsidy of the interest direct from the U.S. Treasury. By the close of the reporting period, California had issued close to $8 billion in BABs, more than any other state, and there were real concerns about the future of the tax-exempt bond supply, which helped stimulate the market. The combination of high yields on municipal bonds and concern about a potential decline in sources of tax-free income helped strengthen municipal bond prices in the second half of the fund’s fiscal year.

What changes did you make to the fund’s positioning during the period?

As I mentioned, during the fourth quarter of 2008 and the first few months of 2009, investors almost exclusively sought the relative safe haven of higher-quality and shorter-maturity securities. The portfolio’s high overall credit quality was beneficial during this period, as investments with any perceived credit risk [risk of default] were punished. In addition, underweighting bonds with longer maturities also helped relative performance. Prior to this period, the tax-exempt team had believed the yield curve — a graphical representation of how the yields of bonds of varying maturity dates compare — was unsustainably flat, meaning that prices of longer-term bonds were too high. When prices dropped on long-dated issues, the fund benefited from reduced exposure in that area.

This chart illustrates the fund’s composition, showing the percentage of holdings in different effective maturity ranges and how the composition has changed over the past six months. Effective maturity is a calculation of the average time remaining until a bond is fully repaid. Holdings and maturity ranges will vary over time.

With regard to the fund’s credit quality, as the market volatility continued early in the reporting period, we opportunistically added lower-rated investment-grade issues to the fund. This segment of the municipal bond market was trading at historically cheap levels, with the yield on BBB-rated bonds significantly higher than average compared to their AAA-rated counterparts. The BBB-rated segment of the municipal market posted the biggest gains over the fiscal year, and the fund’s holdings in that segment were among the top performers.

Could you give us some examples of specific holdings that helped fund performance?

The fund purchased California General Obligation bonds when the issuer came to market in March, at which point California was experiencing significant budget problems. The general obligation bonds — backed by the tax revenues of the state, rather than a specific project or entity — were offering yields significantly above their long-term averages, and we believed they represented an attractive buying opportunity. In July, after $15 billion of state budget cuts, California finally passed its budget, which, like all state budgets, must be balanced, and the state’s general obligation bonds appreciated substantially.

Golden State Tobacco bonds, which the fund purchased just before the start of its fiscal year, also posted strong returns. Tobacco settlement bonds are secured by the income stream tobacco companies pay to the states pursuant to a lawsuit settlement, and generally offer higher yields than bonds of comparable quality. In general, tobacco bonds, like certain Golden State Tobacco bonds issued by the state of California, are some of the largest and most liquid BBB-rated municipal bonds on the market. When investors sought out high-quality securities earlier in the year, tobacco bonds were some of the easiest positions to exit, and sold off dramatically. The fund purchased the bonds on that weakness, and they have performed well as the market has recovered.

Which holdings detracted from returns?

Insured issues were some of the fund’s biggest detractors as monoline insurers were downgraded during the period. Historically, insurance has provided municipal issuers with higher credit ratings and lower interest rates. However, concerns about monoline insurers’ exposure to mortgage bonds resulted in the insurers suffering downgrades to their credit quality, and insurance now has much less value than it had in the past. In fact, there is no longer any bond insurer rated AAA by all three major ratings agencies. San Joaquin Hills Transportation Corridor Agency revenue bonds, which are insured by MBIA, were one such example, and declined in value as MBIA’s credit was downgraded during the period.

Cabrillo City bonds were another detractor. These particular bonds are zero coupon bonds, which pay no interest over their lifetime, but instead are sold at a discount to their face value. Zero coupon bonds are extremely sensitive to interest-rate changes, and as the yield curve steepened,

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured or prerefunded status and may differ from the summary information above.

these securities declined in value. Although the fund had limited exposure to zero coupon bonds, the exposure it had was generally a drag on performance. We sold these bonds before the end of the period.

What is your outlook for the municipal bond market?

The Fed and the Treasury have taken unprecedented steps to inject liquidity into the credit markets, boost the economy, and help ease the flow of credit. However, it is important to understand that the effects of many of the changes will take time, and markets are likely, in our view, to remain challenging in the near term, particularly with the lingering concerns over state budgets, the future of bond insurers, and the potential for regulatory changes.

Despite these challenges, I see two key benefits that municipal bond funds offer. First, given the likelihood that the Bush administration tax cuts will be allowed to sunset in 2010, municipal bonds’ tax-free income should become even more attractive compared with taxable fixed income. Second, the overall credit quality of the municipal bond asset class remains high and default rates relative to corporate bonds remain extremely low. Many areas of the municipal bond market appear to have been oversold by risk-averse investors, and this has created unique opportunities for the fund to add high-quality bonds offering unusually high yields.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of Tax Exempt at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul Drury, Brad Libby, and Susan McCormack.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/09

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/29/83)		(1/4/93)		(7/26/99)		(2/14/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average (life of fund)	6.85%	6.68%	6.06%	6.06%	5.99%	5.99%	6.44%	6.31%	6.87%

10 years	61.17	54.86	51.11	51.11	49.14	49.14	56.32	51.10	61.99
Annual average	4.89	4.47	4.21	4.21	4.08	4.08	4.57	4.21	4.94

5 years	20.39	15.42	16.51	14.65	15.68	15.68	18.61	14.60	21.01
Annual average	3.78	2.91	3.10	2.77	2.96	2.96	3.47	2.76	3.89

3 years	11.08	6.64	8.99	6.10	8.49	8.49	10.13	6.44	11.64
Annual average	3.56	2.17	2.91	1.99	2.75	2.75	3.27	2.10	3.74

1 year	14.12	9.61	13.37	8.37	13.18	12.18	13.81	10.17	14.34

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge) Cumulative total return from 9/30/99 to 9/30/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,111 and $14,914, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,110 at public offering price. A $10,000 investment in the fund’s class Y shares would have been valued at $16,199.

Comparative index returns For periods ended 9/30/09

	Barclays Capital	Lipper California Municipal Debt Funds
	Municipal Bond Index	category average*

Annual average (life of fund)	7.44%	6.91%

10 years	75.22	57.78
Annual average	5.77	4.65

5 years	26.28	18.84
Annual average	4.78	3.50

3 years	16.19	8.42
Annual average	5.13	2.69

1 year	14.85	13.07

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/09, there were 123, 109, 100, 78, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/09

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.353625		$0.307374	$0.298317	$0.332241		$0.369514

Capital gains [2]	—		—	—	—		—

Total	$0.353625		$0.307374	$0.298317	$0.332241		$0.369514

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

9/30/08	$7.30	$7.60	$7.29	$7.33	$7.28	$7.52	$7.31

9/30/09	7.93	8.26	7.92	7.96	7.91	8.18	7.94

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.49%	4.31%	3.87%	3.73%	4.21%	4.07%	4.70%

Taxable equivalent [4]	7.70	7.39	6.64	6.40	7.22	6.98	8.06

Current 30-day SEC yield [5]	N/A	4.27	3.83	3.68	N/A	4.03	4.68

Taxable equivalent [4]	N/A	7.32	6.57	6.31	N/A	6.91	8.03

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 41.70% federal and state combined tax rate for 2009. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/08	0.78%	1.41%	1.56%	1.06%	0.56%

Annualized expense ratio for the six-month period
ended 9/30/09*	0.79%	1.43%	1.58%	1.08%	0.58%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam California Tax Exempt Income Fund from April 1, 2009, to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.26	$7.70	$8.50	$5.82	$3.13

Ending value (after expenses)	$1,152.00	$1,148.30	$1,147.00	$1,150.70	$1,153.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/09. The expense ratio may differ for each share class.

Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2009, use the following calculation method. To find the value of your investment on April 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.00	$7.23	$7.99	$5.47	$2.94

Ending value (after expenses)	$1,021.11	$1,017.90	$1,017.15	$1,019.65	$1,022.16

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/09. The expense ratio may differ for each share class.

Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BoA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), to be effective January 30, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements (and the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 58th percentile in management fees and in the 38th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in

favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper California Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	51st

Three-year period	40th

Five-year period	44th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 121, 110 and 101 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees called a shareholder meeting for each of the funds for November 19, 2009 and recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The following table shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam California Tax Exempt Income Fund	0.452%	0.500%	(0.048)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds.

They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confi-dence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2009, Putnam employees had $308,000,000 and the Trustees had $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam California Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of California Tax Exempt Income Fund (the “fund”), including the fund’s portfolio, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of California Tax Exempt Income Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 11, 2009

The fund’s portfolio 9/30/09

Key to holding’s abbreviations
ABAG Association Of Bay Area Governments	IF COP Inverse Floating Rate Certificates of Participation
AGO Assured Guaranty, Ltd.	NATL National Public Finance Guarantee Corp.
AMBAC AMBAC Indemnity Corporation	Radian Insd. Radian Group Insured
Cmnwlth. of PR Gtd. Commonwealth of Puerto Rico Guaranteed	TAN Tax Anticipation Notes
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance	XLCA XL Capital Assurance
G.O. Bonds General Obligation Bonds

MUNICIPAL BONDS AND NOTES (99.3%)*	Rating**	Principal amount	Value

California (93.5%)
ABAG Fin. Auth. COP (Odd Fellows Home), 6s, 8/15/24	A	$1,000,000	$1,004,620

ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Sharp Hlth. Care), 6 1/4s, 8/1/39	A3	20,750,000	21,949,142
(St. Rose Hosp.), Ser. A, 6s, 5/15/29	A	5,625,000	5,974,763

Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. A
NATL, 5 1/4s, 10/1/21	AA–	9,500,000	9,638,035
AMBAC, zero %, 10/1/19	A	48,270,000	29,017,992

Alhambra, Unified School Dist. G.O. Bonds (Election of 2004), Ser. A, FGIC, NATL, 5s, 8/1/24	AA–	1,825,000	1,908,238

Anaheim, COP, NATL, 6.2s, 7/16/23	AA	32,000,000	33,416,320

Anaheim, Pub. Fin. Auth. Rev. Bonds (Distr. Syst.), NATL, 5s, 10/1/29	AA–	1,945,000	2,017,023

Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
(Cap. Appn. Sub. Impt.), Ser. C, FSA, zero %, 9/1/30	AAA	1,290,000	349,874
(Cap. Appn. Sub. Pub. Impt.), Class C, FSA, zero %, 9/1/22	AAA	6,500,000	3,393,520
(Pub. Impt.), Ser. C, FSA, zero %, 9/1/19	AAA	1,770,000	1,100,020

Arcadia, Unified School Dist. G.O. Bonds (Election of 2006), Ser. A, FSA, zero %, 8/1/18	AAA	1,500,000	1,007,715

Aromas-San Juan, Unified School Dist. G.O. Bonds, Ser. A, FGIC, NATL, zero %, 8/1/26	AA–	1,475,000	595,015

Bay Area Toll Auth. of CA Rev Bonds, Ser. F, 5s, 4/1/31T	AA	13,600,000	15,175,011

Burbank, Pub. Fin. Auth. Rev. Bonds (West Olive Redev.), AMBAC, 5s, 12/1/26	A	3,390,000	3,313,420

Burbank, Unified School Dist. G.O. Bonds (Election of 1997), Ser. C, FGIC, NATL, zero %, 8/1/18	AA–	2,345,000	1,551,147

CA Rev. Bonds
(Catholic Hlth. Care West), Ser. A, 6s, 7/1/39	A2	10,500,000	11,134,514
(Adventist Hlth. Syst.-West), Ser. A, 5 3/4s, 9/1/39	A	4,000,000	4,152,720

CA Edl. Fac. Auth. Rev. Bonds
(Claremont Graduate U.), Ser. A, 6s, 3/1/38	A3	1,045,000	1,149,040
(CA Lutheran U.), 5 3/4s, 10/1/38	Baa1	5,000,000	4,992,950
(U. of the Pacific), 5 1/2s, 11/1/39	A2	1,250,000	1,337,750
(U. of the Pacific), 5 1/4s, 11/1/29	A2	1,265,000	1,344,278
(U. Redlands), Ser. A, 5 1/8s, 8/1/38	A3	6,430,000	6,550,627
(Claremont Graduate U.), Ser. A, 5 1/8s, 3/1/28	A3	1,270,000	1,334,973
(Claremont Graduate U.), Ser. A, 5s, 3/1/42	A3	2,000,000	2,014,680
(U. of The Pacific), 5s, 11/1/36	A2	1,750,000	1,739,658
(Claremont Graduate U.), Ser. A, 5s, 3/1/31	A3	2,465,000	2,521,521
(CA College of Arts), 5s, 6/1/30	Baa3	1,825,000	1,396,563
(Lutheran U.), Ser. C, 5s, 10/1/29	Baa1	1,500,000	1,390,860
(U. of The Pacific), 5s, 11/1/25	A2	4,000,000	4,148,120
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,250,000	1,216,575
(U. of the Pacific), 5s, 11/1/16	A2	1,095,000	1,206,143
(U. of the Pacific), 5s, 11/1/14	A2	295,000	328,137
(U. of the Pacific), 5s, 11/1/13	A2	525,000	579,579
(U. of the Pacific), 5s, 11/1/11	A2	625,000	666,944
(Lutheran U.), Ser. C, 4 1/2s, 10/1/19	Baa1	2,830,000	2,724,101

CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Providence Hlth. & Svcs.), Ser. C, 6 1/2s, 10/1/38	Aa2	5,500,000	6,244,920
(Providence Hlth. & Svcs.), Class C, 6 1/4s, 10/1/28	Aa2	3,350,000	3,776,857
(Catholic Hlth. Care West), Ser. J, 5 5/8s, 7/1/32	A2	2,750,000	2,812,590
(Sutter Hlth.), Ser. A, NATL, 5 3/8s, 8/15/30	Aa3	1,600,000	1,606,224
(Kaiser Permanente), Ser. A, 5 1/4s, 4/1/39	A+	1,000,000	1,014,810
(Kaiser Permanente), Ser. A, 5s, 4/1/37	A+	10,000,000	10,021,900
(Cedars-Sinai Med. Ctr.), 5s, 11/15/34	A2	6,750,000	6,565,658
(CA-NV Methodist), 5s, 7/1/26	A	1,745,000	1,797,158

MUNICIPAL BONDS AND NOTES (99.3%)* cont.	Rating**	Principal amount	Value

California cont.
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Stanford Hosp. & Clinics), Ser. A, 5s, 11/15/23	A1	$7,250,000	$7,335,478
Ser. B, AMBAC, 5s, 7/1/21	A2	3,500,000	3,500,490
(Cedars Sinai Med. Ctr.), 5s, 11/15/15	A2	2,900,000	3,150,647

CA Hsg. Fin. Agcy. Rev. Bonds
Ser. J, 5 3/4s, 8/1/47	Aa2	4,845,000	4,787,635
(Home Mtge.), Ser. H, FGIC, 5 3/4s, 8/1/30	Aa2	15,000	15,039
(Multi-Fam. Hsg. III), Ser. B, NATL, 5 1/2s, 8/1/39	Aa3	1,650,000	1,526,696
(Home Mtge.), Ser. L, 5.2s, 8/1/28	Aa2	4,500,000	4,600,305
(Home Mtge.), Ser. M, 4 3/4s, 8/1/42	Aa2	8,050,000	6,477,352
(Home Mtge.), Ser. K, 4 5/8s, 8/1/26	Aa2	2,500,000	2,226,425
(Home Mtge.), Ser. I, 4.6s, 8/1/21	Aa2	5,000,000	4,771,200

CA Infrastructure & Econ. Dev. Bank Rev. Bonds
(CA Indpt. Syst. Operator), Ser. A, 6 1/4s, 2/1/39	A2	12,000,000	12,883,440
(Oakland Unified School Dist. Fin.), 5s, 8/15/22	A+	4,985,000	5,431,257
Ser. B, 4s, 6/1/10	B/P	1,000,000	250,000
Ser. A, zero %, 12/1/20	B/P	2,445,000	337,557
Ser. A, zero %, 12/1/19	B/P	3,445,000	502,419
Ser. A, zero %, 12/1/18	B/P	4,890,000	756,336
Ser. A, zero %, 12/1/17	B/P	2,445,000	401,053
Ser. A, zero %, 12/1/16	B/P	2,445,000	423,792
Ser. A, zero %, 12/1/15	B/P	2,440,000	445,788

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA)
5 1/4s, 2/1/46	Baa2	11,000,000	10,211,740
5 1/4s, 2/1/37	Baa2	14,650,000	14,074,109
5 1/2s, 2/1/39	Baa2	9,000,000	9,012,240

CA Muni. Fin. Auth. Rev. Bonds
(Biola U.), 5 7/8s, 10/1/34	Baa1	6,500,000	6,656,455
(Biola U.), 5.8s, 10/1/28	Baa1	220,000	226,833
(Loma Linda U.), 5s, 4/1/28	A2	2,000,000	2,109,780
(U. Students Coop Assn.), 5s, 4/1/22	BBB–	790,000	716,728

CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim Place Claremont), Ser. A, 6 1/8s, 5/15/39	A	5,835,000	6,229,738

CA Poll. Control Fin. Auth. Solid Waste Disp. Rev. Bonds
(Keller Canyon Landfill Co.), 6 7/8s, 11/1/27	BBB	1,000,000	1,000,420
(Browning-Ferris), 6 3/4s, 9/1/19	BBB	4,195,000	4,214,968
(Waste Management, Inc.), Ser. A-2, 5.4s, 4/1/25	BBB	7,500,000	7,524,375
(Waste Management, Inc.), Ser. B, 5s, 7/1/27	BBB	4,500,000	4,222,530

CA State G.O. Bonds
6 1/2s, 4/1/33	A2	43,000,000	49,906,660
5 3/4s, 4/1/31	A2	23,000,000	24,959,830
5 1/2s, 3/1/26	A2	2,000,000	2,157,480
5 1/4s, 3/1/30	A2	2,155,000	2,228,852
5 1/4s, 12/1/23	A2	10,750,000	11,375,865
5 1/4s, 2/1/20	A2	5,000,000	5,664,250
5 1/8s, 3/1/25	A2	2,060,000	2,175,772
5 1/8s, 3/1/24	A2	2,435,000	2,589,476

CA State VRDN (Kindergarten U.), Ser. A-2, 0.27s, 5/1/34	VMIG1	10,850,000	10,850,000

CA State Dept. of Wtr. Resources Rev. Bonds
FSA, 5 1/8s, 12/1/29	AAA	3,735,000	3,885,819
FSA, 5 1/8s, 12/1/29 (Prerefunded)	AAA	115,000	126,154
(Central Valley), Ser. AE, 5s, 12/1/29	AAA	1,150,000	1,271,475

CA State Dept. of Wtr. Resources VRDN (Pwr. Supply)
Ser. B-1, 0.27s, 5/1/22	VMIG1	2,050,000	2,050,000
Ser. F-4, 0.27s, 5/1/22	VMIG1	10,025,000	10,025,000

CA State Enterprise Auth. Swr. Fac. Rev. Bonds (Anheuser-Busch), 5.3s, 9/1/47	BBB+	2,000,000	1,927,220

CA State Pub. Wks. Board Rev. Bonds
(Dept. of Ed. — Riverside Campus), Ser. B, 6 1/8s, 4/1/29	A3	490,000	528,553
(Dept. of Dev. Svcs. — Porterville), Ser. C, 6s, 4/1/27	A3	575,000	619,821
(Dept. of Ed. — Riverside Campus), Ser. B, 6s, 4/1/26	A3	2,625,000	2,848,230
(Trustees CA State U.), Ser. D, 6s, 4/1/26	A1	1,365,000	1,486,499
(Riverside Campus), Ser. B, 6s, 4/1/25	A3	1,755,000	1,918,197

MUNICIPAL BONDS AND NOTES (99.3%)* cont.	Rating**	Principal amount	Value

California cont.
CA State Pub. Wks. Board Rev. Bonds
(Dept. of Dev. Svcs. — Porterville), Ser. C, 6s, 4/1/24	A3	$3,615,000	$3,980,151
(Dept. of Ed. — Riverside Campus), Ser. B, 6s, 4/1/24	A3	4,485,000	4,938,030
(Dept. of Gen. Svcs. Butterfield), Ser. ST-A, 5 1/4s, 6/1/25	A3	2,500,000	2,546,300
(Regents U.), Ser. E, 5s, 4/1/29	Aa2	7,015,000	7,355,228
(Regents U.), Ser. E, 5s, 4/1/28	Aa2	8,290,000	8,744,789
(Regents U.), Ser. E, 5s, 4/1/27	Aa2	6,850,000	7,269,700

CA State Pub. Wks. Board Lease Rev. Bonds
Ser. A, NATL, 6 1/2s, 9/1/17	AA	28,000,000	31,892,560
(Dept. of Corrections-State Prisons), Ser. A, AMBAC, 5s, 12/1/19	A	33,500,000	34,877,520

CA State U. Rev. Bonds (Systemwide), Ser. A, 5 3/4s, 11/1/28	Aa3	5,000,000	5,651,800

CA Statewide Cmnty. Dev. Auth. COP (The Internext Group), 5 3/8s, 4/1/30	BBB	15,300,000	14,113,026

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds (Front Porch Cmntys. & Svcs.),
Ser. A, 5 1/8s, 4/1/37	BBB	9,500,000	8,238,590

CA Statewide Cmnty. Dev. Auth. Special Tax Rev. Bonds
(Cmnty. Fac. Dist. No. 1-Zone 1C), 7 1/4s, 9/1/30	BB/P	2,270,000	2,338,736
(Citrus Garden Apt. Project – D1), 5 1/4s, 7/1/22	A	1,630,000	1,613,456
(Cmnty. Fac. Dist. No. 1-Zone 1B), zero %, 9/1/20	BB/P	1,335,000	580,752

CA Statewide Cmnty., Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes), 7 1/4s, 11/15/41	BBB	6,000,000	6,472,200
(Thomas Jefferson School of Law), Ser. A, 7 1/4s, 10/1/38	BB+	2,415,000	2,448,327
(Enloe Med. Ctr.), 6 1/4s, 8/15/33	A+	7,500,000	8,276,925
(Enloe Med. Ctr.), 6 1/4s, 8/15/28	A+	5,000,000	5,559,900
(Irvine LLC-UCI East Campus), 6s, 5/15/40	Baa2	10,000,000	10,005,900
(Catholic Hlth. Care West), Ser. A, 5 1/2s, 7/1/30	A2	12,000,000	12,497,400
(Kaiser Permanente), Ser. B, 5 1/4s, 3/1/45	A+	14,000,000	14,200,060
(Kaiser Permanente), Ser. B, 5s, 3/1/41	A+	7,500,000	7,499,925
(Henry Mayo Newhall Memorial Hosp.), 5s, 10/1/27	A	3,685,000	3,767,949
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	2,205,000	2,242,220
(Henry Mayo Newhall Memorial Hosp.), 5s, 10/1/20	A	1,055,000	1,105,334
(Sr. Living-Presbyterian Homes), Ser. A, 4 7/8s, 11/15/36	BBB	1,000,000	853,740
(Kaiser Permanente), Ser. A, 4 3/4s, 4/1/33	A+	1,600,000	1,540,784

CA Statewide Cmntys., Dev. Auth. VRDN (Children’s Hosp.), Ser. C, 0.28s, 8/15/34	VMIG1	4,600,000	4,600,000

CA Statewide Fin. Auth. Tobacco Settlement Rev. Bonds, Class B, 5 5/8s, 5/1/29	Baa3	3,115,000	2,930,187

CA Tobacco Securitization Agcy. Rev. Bonds
(Sonoma Cnty. Corp.), Ser. B, 5 1/2s, 6/1/30 (Prerefunded)	AAA/F	5,000,000	5,590,900
zero %, (5.25s, 12/1/18) 6/1/21 ††	Baa3	10,000,000	8,489,400

Carlsbad, Unified School Dist. G.O. Bonds, FGIC, NATL, zero %, 11/1/21	AA	2,250,000	1,307,093

Castaic Lake, Wtr. Agcy. Certificates of Participation (Water Syst. Impt.), AMBAC,
zero %, 8/1/27	AA	10,000,000	3,795,700

Center, Unified School Dist. G.O. Bonds (Election of 1991), Ser. D, NATL, zero %, 8/1/23	AA–	5,855,000	2,761,569

Chabot-Las Positas, Cmnty. College Dist. G.O. Bonds (Election of 2004), Ser. B, AMBAC,
zero %, 8/1/17	Aa2	3,785,000	2,656,010

Chino Basin, Desalter Auth. Rev. Bonds, Ser. A, AGO, 5s, 6/1/30	AAA	3,540,000	3,756,754

Chino Basin, Regl. Fin. Auth. Rev. Bonds, AMBAC, 5 3/4s, 8/1/22	Aa3	32,000,000	33,416,000

Chino Valley, Unified School Dist. G.O. Bonds (Election of 2002), Ser. D, FGIC
zero %, 8/1/26	AA–	4,415,000	1,767,898
zero %, 8/1/25	AA–	3,945,000	1,726,924

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.2s, 9/1/33	BBB/P	3,750,000	3,767,738
(No. 06-1 Eastlake Woods Area), 6.15s, 9/1/26	BBB/P	2,000,000	2,023,320
(No. 07-1 Otay Ranch Village Eleven), 5 7/8s, 9/1/34	BB/P	2,470,000	2,110,986
(No. 07-I Otay Ranch Village Eleven), 5.1s, 9/1/26	BB/P	360,000	290,959

Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas)
Ser. C, 5 7/8s, 2/15/34	A1	2,600,000	2,766,218
Ser. D, 5 7/8s, 1/1/34	A1	5,000,000	5,319,650
Ser. B, 5s, 12/1/27	A1	5,000,000	4,900,350

Coast, Cmnty. College Dist. G.O. Bonds, NATL
zero %, 8/1/22	Aa2	1,280,000	702,003
zero %, 8/1/21	Aa2	4,500,000	2,613,375

Commerce, Joint Pwr. Fin. Auth. Tax Alloc. Bonds (Redev. No. 1), Ser. A, AMBAC, 5s, 8/1/26	A	250,000	222,853

MUNICIPAL BONDS AND NOTES (99.3%)* cont.	Rating**	Principal amount	Value

California cont.
Commerce, Redev. Agcy. Rev. Bonds (Project 1), zero %, 8/1/21 (Prerefunded)	BBB	$66,780,000	$36,655,542

Compton, Unified School Dist. G.O. Bonds (Election of 2002), Ser. D, AMBAC
zero %, 6/1/18	A2	7,295,000	4,644,143
zero %, 6/1/17	A2	7,145,000	4,899,255
zero %, 6/1/16	A2	6,885,000	5,047,325

Contra Costa Cnty., Pub. Fin. Auth. Tax Alloc. Bonds (Contra Costa Centre),
Ser. A, NATL, 4 3/4s, 8/1/26	AA–	1,170,000	1,096,840

Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds, Ser. G, NATL, zero %, 9/1/17 (Prerefunded)	Aaa	35,000,000	20,768,300

Corona, Cmnty. Fac. Dist. Special Tax (No. 97-2 Eagle Glen), Ser. 97-2, 5 3/4s, 9/1/16	BBB/P	2,395,000	2,398,185

Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26	BBB–	20,200,000	19,106,574

Duarte, COP, Ser. A
5 1/4s, 4/1/31	A1	7,000,000	6,709,920
5 1/4s, 4/1/24	A1	7,500,000	7,514,850

El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC, 6 1/4s, 8/15/17 (Prerefunded)	A	10,725,000	12,623,432

Folsom Cordova, Unified School Dist. G.O. Bonds (School Fac. Impt. Dist. No. 1),
Ser. A, NATL, zero %, 10/1/25	AA–	1,505,000	648,038

Foothill/Eastern Corridor Agcy. Rev. Bonds (CA Toll Roads)
5 3/4s, 1/15/40	Baa3	19,000,000	18,650,590
NATL, 5 3/8s, 1/15/14	AA–	5,000,000	5,065,150
Ser. A, 5s, 1/1/35	Baa3	2,000,000	1,781,860

Gateway, Unified School Dist. COP, FSA
zero %, 3/1/27	AAA	410,000	141,159
zero %, 3/1/26	AAA	390,000	145,267
zero %, 3/1/25	AAA	375,000	150,259
zero %, 3/1/24	AAA	360,000	155,966
zero %, 3/1/23	AAA	345,000	158,990

Glendora, Unified School Dist. G.O. Bonds (Election of 2005), Ser. B, AGO, zero %, 8/1/36	AAA	5,100,000	1,047,285

Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. A-4, 7.8s, 6/1/42 (Prerefunded)	Aaa	6,075,000	7,423,954
Ser. 03 A-1, 6 1/4s, 6/1/33 (Prerefunded)	Aaa	11,775,000	13,132,304
Ser. A-1, 5 3/4s, 6/1/47	BBB	15,000,000	12,520,650
Ser. A-1, 5 1/8s, 6/1/47	BBB	20,375,000	15,324,649
Ser. A-1, 5s, 6/1/33	BBB	54,390,000	47,047,350
Ser. A-1, 4 1/2s, 6/1/27	BBB	3,695,000	3,418,466
Ser. S-B, zero %, 6/1/47	BB	24,000,000	937,200
Ser. A, AMBAC, zero %, 6/1/24	Aa2	15,500,000	6,309,584

Golden State Tobacco Securitization Corp. stepped-coupon Rev. Bonds, Ser. A,
zero %,(4.55% 6/1/2010) 6/1/22 ††	AAA	4,085,000	3,722,742

Golden West, School Fin. Auth. Rev. Bonds, Ser. A, NATL
zero %, 8/1/20	AA–	2,000,000	1,266,060
zero %, 2/1/20	AA–	2,480,000	1,603,419

Huntington Beach, Cmnty. Fac. Dist. Special Tax (No. 2003-1 Huntington Ctr.)
5.85s, 9/1/33	BB/P	2,845,000	2,500,385
5.8s, 9/1/23	BB/P	1,000,000	908,390

Irvine Ranch, Wtr. Dist. VRDN, 0.28s, 4/1/33	VMIG1	5,500,000	5,500,000

Irvine, Impt. Board Act of 1915 G.O. Bonds (Assmt. Dist. No. 03-19-Group 2), 5.45s, 9/2/23	BB+/P	1,000,000	978,030

Irvine, Impt. Board Act of 1915 Special Assmt. Bonds
(Dist. No. 00-18-Group 2), 5.6s, 9/2/22	BBB/P	5,000,000	5,037,000
(Dist. No. 00-18 Group 3), 5.55s, 9/2/26	BBB/P	1,825,000	1,779,977
(Dist. No. 04-20), 5s, 9/2/25	BB/P	3,000,000	2,900,790
(Dist. No. 04-20), 5s, 9/2/21	BB/P	1,000,000	976,290
(Dist. No. 04-20), 5s, 9/2/20	BB/P	1,000,000	985,910
(Dist. No. 04-20), 5s, 9/2/19	BB/P	1,000,000	996,090
(Dist. No. 04-20), 4 7/8s, 9/2/18	BB/P	1,000,000	1,001,580
(Dist. No. 04-20), 4.8s, 9/2/17	BB/P	1,000,000	1,015,750
(Dist. No. 04-20), 4.7s, 9/2/16	BB/P	1,350,000	1,377,081
(Dist. No. 04-20), 4 5/8s, 9/2/15	BB/P	1,290,000	1,331,448
(Dist. No. 04-20), 4 1/2s, 9/2/14	BB/P	1,235,000	1,272,223
(Dist. No. 04-20), 4.4s, 9/2/13	BB/P	1,180,000	1,215,400
(Dist. No. 04-20), 4.3s, 9/2/12	BB/P	1,000,000	1,028,610
(Dist. No. 04-20), 4 1/4s, 9/2/11	BB/P	1,085,000	1,109,543

MUNICIPAL BONDS AND NOTES (99.3%)* cont.	Rating**	Principal amount	Value

California cont.
Irvine, Impt. Board Act of 1915 Ltd. Oblig. Special Assmt. Bonds (No. 03-19 Group 4), 5s, 9/2/29	BB+/P	$710,000	$664,077

Jurupa, Unified School Dist. G.O. Bonds, FGIC, NATL, zero %, 8/1/23	AA–	1,470,000	776,616

La Quinta, Redev. Agcy. Tax Alloc. (Area No. 1), AMBAC, 5s, 9/1/21	A+	1,950,000	1,968,486

Lake Elsinore, Pub. Fin. Auth. Tax Alloc. Rev. Bonds, Ser. C, 6.7s, 10/1/33	BBB/P	13,170,000	13,196,471

Lake Elsinore, School Fin. Auth. Rev. Bonds, FSA, 4 3/4s, 10/1/26	AAA	1,595,000	1,661,703

Las Virgenes, Unified School Dist. G.O. Bonds
Ser. A, FSA, 5s, 8/1/28	AAA	5,245,000	5,606,853
FSA, zero %, 11/1/23	AAA	1,395,000	785,845

Long Beach, Bond Fin. Auth. Rev. Bonds (Natural Gas), Ser. A, 5 1/2s, 11/15/28	A2	5,000,000	4,970,450

Los Angeles, Cmnty. College Dist. G.O. Bonds (Election of 2008), Ser. A, 6s, 8/1/33	Aa2	10,000,000	11,610,700

Los Angeles, Cmnty. Redev. Agcy. Fin. Auth. Rev. Bonds (Bunker Hill), Ser. A, FSA, 5s, 12/1/27	AAA	16,000,000	16,921,280

Los Angeles, Harbor Dept. Rev. Bonds, U.S. Govt. Coll., 7.6s, 10/1/18 (Prerefunded)	AAA	18,030,000	22,574,642

Los Angeles, Unified School Dist. G.O. Bonds, Ser. F, 5s, 7/1/29	Aa3	2,000,000	2,139,900

M-S-R Energy Auth. Rev. Bonds, Ser. A, 6 1/2s, 11/1/39	A	5,000,000	5,714,800

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr. Wks.), 5 3/4s, 8/10/18	Aa2	30,000,000	34,452,600

Modesto, High School Dist. Stanislaus Cnty., G.O. Bonds, Ser. A, FGIC, NATL, zero %, 8/1/24	AA–	1,200,000	532,296

Mount Pleasant, Elementary School Dist. G.O. Bonds (Election of 1998),
Ser. E, AMBAC, zero %, 9/1/14	A+	1,080,000	934,124

Murrieta Valley, Unified School Dist. G.O. Bonds, FSA, zero %, 9/1/31	AAA	6,445,000	1,849,844

Napa Valley, Cmnty. College Dist. G.O. Bonds (Election of 2002), Ser. C, NATL
zero %, 8/1/22	AA–	5,000	2,469
zero %, 8/1/21	AA–	8,575,000	4,492,528

Natomas, Unified School Dist. G.O. Bonds, FGIC
zero %, 8/1/29	AA–	4,210,000	1,421,970
zero %, 8/1/22	AA–	1,500,000	783,810
zero %, 8/1/21	AA–	1,500,000	829,350

North Natomas, Cmnty. Fac. Special Tax Bonds
Ser. B, 6 3/8s, 9/1/31	BBB/P	6,260,000	5,683,204
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB/P	3,845,000	3,040,357
Ser. D, 5s, 9/1/26	BBB/P	1,745,000	1,438,229

Oakland, Joint Powers Fin. Auth. VRDN (Fruitvale Transit Village), Ser. B, 0.29s, 7/1/33	VMIG1	1,025,000	1,025,000

Oakland, Swr. Rev. Bonds, Ser. A, FSA, 5s, 6/15/26	AAA	3,690,000	3,857,563

Oakland, Unified School Dist. Alameda Cnty., G.O. Bonds (Election of 2006),
Ser. A, 6 1/8s, 8/1/29	Baa1	4,000,000	4,290,960

Ontario, COP (Wtr. Syst. Impt.), NATL, 5s, 7/1/29	AA–	4,400,000	4,517,216

Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev. Bonds
(Ladera Ranch — No. 03-1), Ser. A, 5 5/8s, 8/15/34	BBB/P	2,750,000	2,614,013
(Ladera Ranch No. 02-1), Ser. A, 5.55s, 8/15/33	BBB/P	3,725,000	3,412,175
(Ladera Ranch — No. 03-1), Ser. A, 5 1/2s, 8/15/23	BBB/P	1,000,000	997,050

Palomar Pomerado, Hlth. G.O. Bonds (Election of 2004), Ser. A, AGO
zero %, 8/1/27	AAA	3,395,000	1,299,844
zero %, 8/1/26	AAA	5,000,000	2,046,950
zero %, 8/1/24	AAA	5,130,000	2,393,504

Pasadena, Cap. Impt. IF COP, AMBAC, 5.35s, 2/1/14	MIG1	24,855,000	26,861,296

Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds
5 3/4s, 9/1/39	A+	6,000,000	6,338,280
5 1/2s, 9/1/31	A+	1,000,000	1,044,200

Placentia, Redev. Auth. Tax Alloc. Rev. Bonds, Ser. B, 5 3/4s, 8/1/32	BBB+	3,000,000	2,810,820

Poway, Unified School Dist. G.O. Bonds (Election of 2008), zero %, 8/1/29	Aa3	11,350,000	3,783,182

Poway, Unified School Dist. Cmnty. Facs. Special Tax (Cmnty. Fac. Dist. No. 14-Del Sur),
5 1/4s, 9/1/36	BB–/P	5,500,000	4,274,985

Rancho Cordova, Cmnty. Fac. Dist. Special Tax (No. 2003-1 Sunridge Anatolia), 6.1s, 9/1/37	BBB/P	1,485,000	1,317,002

Rancho Mirage, Joint Powers Fin. Auth. Rev. Bonds
(Eisenhower Med. Ctr.), Ser. A, 5s, 7/1/38	A3	3,500,000	3,366,650
(Eisenhower Med.), Ser. B, NATL, 4 7/8s, 7/1/22	Baa1	4,000,000	3,916,120

Redding, Elec. Syst. COP, NATL, 6.368s, 7/1/22	AA–	20,800,000	24,914,863

Redwood City, Redev. Agcy., TAN (Redev. Area 2-A), AMBAC, zero %, 7/15/22	A	3,230,000	1,637,029

Rio Linda, Unified School Dist. G.O. Bonds (Election of 2006), FSA, 5s, 8/1/31	AAA	6,000,000	6,428,400

Ripon, Redev. Agcy. Tax Alloc. (Cmnty. Redev.), NATL, 4 3/4s, 11/1/36	A3	1,600,000	1,372,144

MUNICIPAL BONDS AND NOTES (99.3%)* cont.	Rating**	Principal amount	Value

California cont.
Riverside Cnty., Pub. Fin. Auth. COP, 5.8s, 5/15/29	BBB–	$4,250,000	$3,657,508

Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds (Rohnert Redev.), NATL, zero %, 8/1/25	AA–	1,340,000	600,307

Roseville, Natural Gas Fin. Auth. Rev. Bonds
5s, 2/15/21	A2	1,145,000	1,154,813
5s, 2/15/15	A2	4,435,000	4,582,020

Sacramento City Fin. Auth. TAN, Ser. A, FGIC, NATL, zero %, 12/1/23	AA–	15,815,000	6,991,970

Sacramento Cnty., Arpt. Syst. Rev. Bonds, Ser. A, FSA
5s, 7/1/28	AAA	1,500,000	1,605,045
5s, 7/1/26	AAA	5,000,000	5,392,150
5s, 7/1/25	AAA	3,990,000	4,312,153
5s, 7/1/24	AAA	2,715,000	2,953,078

Sacramento, Special Tax Rev. Bonds (North Natomas Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	1,500,000	1,348,065
5.7s, 9/1/23	BBB/P	4,905,000	4,453,003

Sacramento, City Fin. Auth. Tax Alloc. Bonds
Ser. A, FGIC, NATL, zero %, 12/1/22	AA–	7,500,000	3,529,725
(Cap. Appn.), Ser. A, FGIC, NATL, zero %, 12/1/19	AA–	5,000,000	2,766,800

Sacramento, Muni. Util. Dist. Elec. Rev. Bonds, Ser. K, AMBAC, 5 1/4s, 7/1/24	A1	11,500,000	13,150,020

Sacramento, Muni. Util. Dist. Fin. Auth. Rev. Bonds (Cosumnes), NATL, 5s, 7/1/19	AA–	1,070,000	1,115,250

San Bernardino, Cmnty. College Dist. G.O. Bonds (Election of 2002), Ser. A, 6 1/4s, 8/1/33	Aa3	1,000,000	1,178,020

San Diego, Pub. Fac. Fin. Auth. Rev. Bonds (Southcrest), Ser. B, Radian Insd., 5 1/8s, 10/1/22	Baa2	1,000,000	943,350

San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds, Ser. A, 5 1/8s, 5/15/29	A+	7,885,000	8,573,597

San Diego, Redev. Agcy. Rev. Bonds (Centre City), Ser. A, XLCA, 5 1/4s, 9/1/15	A3	3,215,000	3,420,246

San Diego, Redev. Agcy. Tax Alloc. (Centre City), Ser. A, XLCA, 5s, 9/1/22	A3	4,665,000	4,682,914

San Francisco, City & Cnty. Redev. Fin. Auth. Rev. Bonds (Redev. Project),
Ser. B, FGIC, NATL, 5 1/4s, 8/1/18	AA–	7,225,000	7,407,793

San Francisco, City & Cnty. Arpt. Comm. Rev. Bonds (Intl. Arpt.), Ser. 34D, AGO, 5 1/4s, 5/1/25	AAA	2,250,000	2,469,465

San Francisco, City & Cnty. Redev. Fin. Auth. Tax Alloc. Bonds (Mission Bay South),
Ser. D, 6 5/8s, 8/1/39	BBB	1,250,000	1,320,513

San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
Ser. A, NATL, 5 3/8s, 1/15/29	AA–	5,790,000	5,274,574
(Toll Road), Ser. A, 5s, 1/1/33	Ba2	34,125,000	31,478,948
(Toll Road), Ser. A, NATL, zero %, 1/15/32	AA–	25,000,000	3,871,750
Ser. A, NATL, zero %, 1/15/26	AA–	48,135,000	13,258,304
(Toll Road), Ser. A, NATL, zero %, 1/15/23	AA–	21,625,000	7,829,331

San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged Area Redev.), Ser. B, Radian Insd., 5s, 8/1/32	A3	3,935,000	3,739,509

San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds, Ser. B, 6 1/4s, 8/1/20	A3	5,025,000	5,741,715

San Juan, Basin Auth. Rev. Bonds (Ground Wtr. Recvy.), AMBAC, 5s, 12/1/34	A	1,000,000	925,590

San Marcos, Pub. Fac. Auth. Rev. Bonds
5.8s, 9/1/27	Baa3	2,995,000	2,958,701
5.8s, 9/1/18	Baa3	1,635,000	1,652,396
5 1/2s, 9/1/10	Baa3	395,000	399,467

San Mateo Cnty., Cmnty. College G.O. Bonds (Election of 2005), Ser. A, NATL, zero %, 9/1/26	Aa1	4,000,000	1,755,840

Santa Barbara Cnty., Waterfront COP, AMBAC, 5s, 10/1/27	A	4,590,000	4,823,815

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax Rev. Bonds
(Impt. Area No. 1), Ser. B, 6 3/8s, 9/1/30	BBB/P	11,845,000	11,860,872
(Impt. Area No. 3), Ser. B, 6.2s, 9/1/30	BBB/P	500,000	500,205
(Impt. Area No. 3), Ser. B, 6.1s, 9/1/21	BBB/P	500,000	500,490

Saugus, Unified School Dist. G.O. Bonds, FGIC, NATL, zero %, 8/1/24	AA–	1,210,000	582,784

Semitropic, Impt. Dist. Wtr. Storage Rev. Bonds, Ser. A, XLCA, 5 1/8s, 12/1/35	A	3,000,000	3,058,950

Sierra View, Hlth. Care Dist. Rev. Bonds
5 1/4s, 7/1/37	A/F	2,000,000	1,835,960
5 1/4s, 7/1/32	A/F	1,000,000	931,610

Sierra, Joint Cmnty. College Dist. School Fac. Impt. G.O. Bonds (Dist. No. 2 Western NV),
Ser. B, NATL, zero %, 8/1/15	AA	1,495,000	1,232,777

Solano, Cmnty. College Dist. G.O. Bonds (Election of 2002), Ser. B, FGIC, NATL, zero %, 8/1/25	Aa3	9,020,000	4,224,156

Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas No. 1), Ser. A, 5 1/4s, 11/1/24	A	2,850,000	2,939,945
(Natural Gas), Ser. A, 5 1/4s, 11/1/21	A	1,500,000	1,554,285

Stockton, Redev. Agcy. Rev. Bonds (Stockton Events Ctr.), FGIC, NATL, 5s, 9/1/28	AA–	1,500,000	1,520,100

MUNICIPAL BONDS AND NOTES (99.3%)* cont.	Rating**	Principal amount	Value

California cont.
Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds, 7.65s, 8/1/21	BB–/P	$5,105,000	$5,126,441

Sweetwater, High School COP, FSA, 5s, 9/1/27	AAA	7,840,000	8,403,147

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev. Bonds (Marketplace 94-1)
6 7/8s, 9/1/24	B/P	5,000,000	5,034,100
zero %, 9/1/14	B/P	2,245,000	1,529,429

Tobacco Securitization Auth. of Southern CA Rev. Bonds
Ser. A, 5 5/8s, 6/1/43 (Prerefunded)	AAA	5,000,000	5,600,250
Class A1-SNR, 5 1/8s, 6/1/46	BBB	5,000,000	3,767,800
Ser. A1-SNR, 5s, 6/1/37	BBB	2,000,000	1,627,920
Ser. A1-SNR, 4 3/4s, 6/1/25	BBB	14,270,000	13,155,228

Torrance Memorial Med. Ctr. Rev. Bonds, Ser. A
6s, 6/1/22	A1	1,500,000	1,544,970
5 1/2s, 6/1/31	A1	2,000,000	2,023,940

Tracy, Operational Partnership, Joint Powers Auth. Lease Rev. Bonds, AGO
6 3/8s, 10/1/38	AAA	2,200,000	2,465,913
6 1/4s, 10/1/33	AAA	3,000,000	3,361,050

Tuolumne Wind Project Auth. Rev. Bonds (Tuolumne Co.), Ser. A, 5 7/8s, 1/1/29	A1	6,000,000	6,490,260

Tustin, Unified School Dist. Special Tax (Cmnty. Fac. Dist. No. 97-1), FSA, 5s, 9/1/32	AAA	1,000,000	1,019,160

Ventura Cnty., Certificates of Participation (Pub. Fin. Auth. III)
5 3/4s, 8/15/29	AA	1,500,000	1,620,600
5 3/4s, 8/15/28	AA	1,745,000	1,896,780

Vernon, Elec. Syst. Rev. Bonds, Ser. A, 5 1/8s, 8/1/21	A3	14,000,000	14,904,960

West Contra Costa, Unified School Dist. G.O. Bonds, FGIC, NATL
zero %, 8/1/19	AA–	6,985,000	4,292,073
zero %, 8/1/18	AA–	7,535,000	4,920,129

West Kern, Cmnty. Coll. Dist. G.O. Bonds (Election of 2004), Ser. B, XLCA
zero %, 11/1/24	A+	2,395,000	1,048,100
zero %, 11/1/22	A+	2,315,000	1,144,953
zero %, 11/1/20	A+	1,240,000	730,224

			1,636,295,833
Puerto Rico (5.8%)
Children’s Trust Fund Tobacco Settlement Rev. Bonds (Asset Backed Bonds), 5 5/8s, 5/15/43	BBB	4,000,000	3,475,400

Cmnwlth. of PR, G.O. Bonds, Ser. A, 5 1/4s, 7/1/34	Baa3	2,750,000	2,693,818

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds, Ser. A
6s, 7/1/44	Baa3	14,000,000	14,548,099
6s, 7/1/38	Baa3	7,350,000	7,668,917

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. AA, 5s, 7/1/28	BBB+	1,200,000	1,154,712
Ser. K, 5s, 7/1/13	BBB	2,250,000	2,398,073

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds
(Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	14,800,000	15,022,592

Cmnwlth. of PR, Infrastructure Fin. Auth. Special Tax, Ser. B, 5s, 7/1/31	BBB+	5,000,000	4,739,400

Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A, FSA
5 1/4s, 8/1/20	AAA	2,000,000	2,094,820
5 1/4s, 8/1/18	AAA	2,855,000	3,000,576

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds (Govt. Fac.)
Ser. P, Cmnwlth. of PR Gtd., 6 1/8s, 7/1/23	Baa3	5,500,000	5,985,265
Ser. N, Cmnwlth. of PR Gtd., 5 1/2s, 7/1/25	Baa3	7,505,000	7,728,199

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds, Ser. A, 6s, 8/1/42	A+	19,500,000	21,442,395

U. of PR Rev. Bonds
Ser. P, 5s, 6/1/26	Baa2	5,000,000	4,944,000
Ser. Q, 5s, 6/1/25	Baa2	5,000,000	4,983,550

			101,879,816

TOTAL INVESTMENTS

Total investments (cost $1,676,088,382)			$1,738,175,649

* Percentages indicated are based on net assets of $1,751,198,607.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at September 30, 2009 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at September 30, 2009 and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRN and VRDN are the current interest rates at September 30, 2009. The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates. The dates shown on debt obligations are the original maturity dates.

IF COP are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2009.

The fund had the following sector concentrations greater than 10% at September 30, 2009 (as a percentage of net assets):

Health care	14.8%
State government	13.7
Utilities	13.7
Local government	12.2

The fund had the following insurance concentrations greater than 10% at September 30, 2009 (as a percentage of net assets):

NATL	13.3%
AMBAC	11.1

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for finan-cial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of September 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,738,175,649	$—

Totals by level	$—	$1,738,175,649	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/09

ASSETS

Investment in securities, at value, including of securities
on loan (Note 1):
Unaffiliated issuers (identified cost $1,676,088,382)	$1,738,175,649

Cash	85,780

Interest and other receivables	21,433,043

Receivable for shares of the fund sold	1,129,725

Receivable for investments sold	13,292,528

Total assets	1,774,116,725

LIABILITIES

Distributions payable to shareholders	2,762,361

Payable for investments purchased	8,838,790

Payable for shares of the fund repurchased	1,092,846

Payable for compensation of Manager (Note 2)	1,945,631

Payable for investor servicing fees (Note 2)	78,071

Payable for custodian fees (Note 2)	9,070

Payable for Trustee compensation and expenses (Note 2)	279,319

Payable for administrative services (Note 2)	5,440

Payable for distribution fees (Note 2)	896,922

Payable for floating rate notes issued (Note 1)	6,813,255

Other accrued expenses	196,413

Total liabilities	22,918,118

Net assets	$1,751,198,607

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$1,708,651,250

Undistributed net investment income (Note 1)	5,012,714

Accumulated net realized loss on investments (Note 1)	(24,552,624)

Net unrealized appreciation of investments	62,087,267

Total — Representing net assets applicable to
capital shares outstanding	$1,751,198,607

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per
class A share ($1,655,447,442 divided by 208,836,642 shares)	$7.93

Offering price per class A share (100/96.00 of $7.93)*	$8.26

Net asset value and offering price per
class B share ($29,276,315 divided by 3,697,016 shares)**	$7.92

Net asset value and offering price per
class C share ($44,289,279 divided by 5,563,059 shares)**	$7.96

Net asset value and redemption price per
class M share ($3,775,229 divided by 477,296 shares)	$7.91

Offering price per class M share (100/96.75 of $7.91)***	$8.18

Net asset value, offering price and redemption price per
class Y share ($18,410,342 divided by 2,318,666 shares)	$7.94

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/09

INTEREST INCOME	$94,379,785

EXPENSES

Compensation of Manager (Note 2)	$8,170,561

Investor servicing fees (Note 2)	902,319

Custodian fees (Note 2)	17,927

Trustee compensation and expenses (Note 2)	110,754

Administrative services (Note 2)	67,133

Distribution fees — Class A (Note 2)	3,280,720

Distribution fees — Class B (Note 2)	313,322

Distribution fees — Class C (Note 2)	354,573

Distribution fees — Class M (Note 2)	19,208

Interest and fees expense (Note 2)	84,708

Other	457,692

Fees waived and reimbursed by Manager (Note 2)	(210,845)

Total expenses	13,568,072

Expense reduction (Note 2)	(20,680)

Net expenses	13,547,392

Net investment income	80,832,393

Net realized loss on investments (Notes 1 and 3)	(1,067,020)

Net realized loss on swap contracts (Note 1)	(504,805)

Net realized loss on futures contracts (Note 1)	(2,447,517)

Net unrealized appreciation of investments futures
contracts and swap contracts during the year	136,145,381

Net gain on investments	132,126,039

Net increase in net assets resulting from operations	$212,958,432

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	9/30/09	9/30/08

Operations:

Net investment income	$80,832,393	$83,283,394

Net realized loss on investments	(4,019,342)	(9,752,207)

Net unrealized appreciation (depreciation)
of investments	136,145,381	(161,814,387)

Net increase (decrease) in net assets
resulting from operations	212,958,432	(88,283,200)

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income

Class A	(1,062,827)	(1,113,153)

Class B	(28,851)	(44,346)

Class C	(22,109)	(13,387)

Class M	(2,813)	(2,864)

Class Y	(8,545)	—

From tax-exempt net investment income

Class A	(75,178,142)	(76,610,017)

Class B	(1,568,456)	(2,322,456)

Class C	(1,438,646)	(974,416)

Class M	(176,133)	(184,417)

Class Y	(660,656)	(262,329)

From net realized long-term gain on investments

Class A	—	(8,330,607)

Class B	—	(321,331)

Class C	—	(106,799)

Class M	—	(22,121)

Class Y	—	—

Redemption fees (Note 1)	2,145	22,628

Decrease from capital share transactions
(Note 4)	(146,759,218)	(4,404,262)

Total decrease in net assets	(13,945,819)	(182,973,077)

NET ASSETS

Beginning of year	1,765,144,426	1,948,117,503

End of year (including undistributed net
investment income of $5,012,714 and
$4,943,928, respectively)	$1,751,198,607	$1,765,144,426

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss)	on investments	operations	investment income	investments	distributions	fees [d]	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	turnover (%)

Class A
September 30, 2009	$7.30	.36	.62	.98	(.35)	—	(.35)	—	$7.93	14.12	$1,655,447	.80 c,e	4.98 c,e	26.11
September 30, 2008	8.04	.35	(.71)	(.36)	(.34)	(.04)	(.38)	—	7.30	(4.69)	1,666,074	.77 e	4.44 e	48.13
September 30, 2007	8.23	.35	(.17)	.18	(.34)	(.03)	(.37)	—	8.04	2.14	1,845,476.76		4.25	36.29
September 30, 2006	8.43	.34	(.01)	.33	(.34)	(.19)	(.53)	—	8.23	4.09	1,959,603.75		4.17	11.70
September 30, 2005	8.57	.36	(.02)	.34	(.38)	(.10)	(.48)	—	8.43	4.08	2,057,513.75		4.20	21.15

Class B
September 30, 2009	$7.29	.31	.63	.94	(.31)	—	(.31)	—	$7.92	13.37	$29,276	1.44 c,e	4.35 c,e	26.11
September 30, 2008	8.04	.30	(.72)	(.42)	(.29)	(.04)	(.33)	—	7.29	(5.45)	49,316	1.41 e	3.79 e	48.13
September 30, 2007	8.22	.30	(.17)	.13	(.28)	(.03)	(.31)	—	8.04	1.63	76,150	1.40	3.60	36.29
September 30, 2006	8.42	.29	(.01)	.28	(.29)	(.19)	(.48)	—	8.22	3.46	120,918	1.39	3.52	11.70
September 30, 2005	8.56	.30	(.02)	.28	(.32)	(.10)	(.42)	—	8.42	3.40	178,443	1.40	3.55	21.15

Class C
September 30, 2009	$7.33	.30	.63	.93	(.30)	—	(.30)	—	$7.96	13.18	$44,289	1.59 c,e	4.18 c,e	26.11
September 30, 2008	8.07	.29	(.71)	(.42)	(.28)	(.04)	(.32)	—	7.33	(5.40)	34,679	1.56 e	3.66 e	48.13
September 30, 2007	8.26	.28	(.17)	.11	(.27)	(.03)	(.30)	—	8.07	1.32	21,493	1.55	3.46	36.29
September 30, 2006	8.46	.28	(.01)	.27	(.28)	(.19)	(.47)	—	8.26	3.24	23,147	1.54	3.37	11.70
September 30, 2005	8.60	.29	(.02)	.27	(.31)	(.10)	(.41)	—	8.46	3.21	24,333	1.55	3.40	21.15

Class M
September 30, 2009	$7.28	.34	.62	.96	(.33)	—	(.33)	—	$7.91	13.81	$3,775	1.09 c,e	4.69 c,e	26.11
September 30, 2008	8.03	.33	(.72)	(.39)	(.32)	(.04)	(.36)	—	7.28	(5.11)	4,358	1.06 e	4.14 e	48.13
September 30, 2007	8.21	.32	(.16)	.16	(.31)	(.03)	(.34)	—	8.03	1.97	4,998	1.05	3.95	36.29
September 30, 2006	8.41	.32	(.01)	.31	(.32)	(.19)	(.51)	—	8.21	3.79	6,115	1.04	3.87	11.70
September 30, 2005	8.55	.33	(.02)	.31	(.35)	(.10)	(.45)	—	8.41	3.76	6,279	1.05	3.90	21.15

Class Y
September 30, 2009	$7.31	.37	.63	1.00	(.37)	—	(.37)	—	$7.94	14.34	$18,410	.59 c,e	5.18 c,e	26.11
September 30, 2008 †	7.96	.28	(.66)	(.38)	(.27)	—	(.27)	—	7.31	(4.91) *	10,718	.42 e	3.53 e	48.13

* Not annualized.

† For the period January 2, 2008 (commencement of operations) to September 30, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of 0.01% of average net assets (Note 2).

d Amount represents less than $0.01 per share.

e Includes interest and fee expense associated with borrowings which amounted to the following (Note 1):

Percentage of average net assets

September 30, 2009	<0.01%

September 30, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

34	35

Notes to financial statements 9/30/09

Note 1: Significant accounting policies

Putnam California Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing in a diversified portfolio of longer-term California tax-exempt securities. The fund may be affected by economic and political developments in the state of California.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, November 11, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the year ended September 30, 2009, the fund did not trade in any options contracts and the transaction volume of Futures contracts was minimal.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the year ended September 30, 2009 the transaction volume of Total return swap contracts was minimal.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

F) Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (“TOB trust”) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds issued to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At September 30, 2009, the fund’s investments with a value of 15,175,011 were held by the TOB trust and served as collateral for $6,813,255 in floating-rate bonds outstanding. During the period ended September 30, 2009, the fund incurred interest expense of $56,211 for these investments based on an average interest rate of 0.85%.

G) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements.

No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2009 the fund had a capital loss carryover of $13,245,498 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$766,815	September 30, 2016

12,478,683	September 30, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2010, $6,259,965 of losses recognized during the period November 1, 2008 to September 30, 2009.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, dividends payable and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2009, the fund reclassified $616,429 to decrease undistributed net investment income and $960,788 to increase paid-in-capital, with an increase to accumulated net realized losses of $344,359.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2009 were as follows:

Unrealized appreciation	$109,778,778
Unrealized depreciation	(49,716,975)

Net unrealized appreciation	60,061,803
Undistributed tax exempt income	7,621,823
Undistributed ordinary income	153,251
Capital loss carryforward	(13,245,498)
Post-October loss	(6,259,965)

Cost for federal income tax purposes	$1,678,113,846

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) 0.50% of the average net assets or (ii) the following: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the year ended September 30, 2009, the fund’s expenses were reduced by $77,609 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended September 30, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.452% of the fund’s average net assets. During the year ended September 30, 2009, the fund’s expenses were reduced by $133,236 as a result of this limit.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended September 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2009, the fund’s expenses were reduced by $20,680 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,347, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended September 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $179,019 and $99 from the sale of class A and class M shares, respectively, and received $25,284 and $18,481 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $89,138 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended September 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $413,878,551 and $545,716,082, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At September 30, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/09		Year ended 9/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	14,418,551	$102,874,276	24,423,462	$191,328,397

Shares issued in
connection with
reinvestment of
distributions	6,079,652	43,641,184	6,557,058	51,141,231

	20,498,203	146,515,460	30,980,520	242,469,628

Shares
repurchased	(39,851,082)	(283,000,687)	(32,217,226)	(252,825,320)

Net decrease	(19,352,879)	$(136,485,227)	(1,236,706)	$(10,355,692)

	Year ended 9/30/09		Year ended 9/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	267,162	$1,915,468	272,836	$2,167,422

Shares issued in
connection with
reinvestment of
distributions	133,596	953,353	212,389	1,627,143

	400,758	2,868,821	485,225	3,794,565

Shares
repurchased	(3,464,332)	(24,749,170)	(3,199,765)	(25,141,927)

Net decrease	(3,063,574)	$(21,880,349)	(2,714,540)	$(21,347,362)

	Year ended 9/30/09		Year ended 9/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	2,033,280	$14,728,276	2,708,427	$21,247,751

Shares issued in
connection with
reinvestment of
distributions	141,880	1,024,685	101,607	792,061

	2,175,160	15,752,961	2,810,034	22,039,812

Shares
repurchased	(1,342,052)	(9,517,204)	(741,873)	(5,814,986)

Net increase	833,108	$6,235,757	2,068,161	$16,224,826

	Year ended 9/30/09		Year ended 9/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	52,925	$372,900	110,521	$863,598

Shares issued in
connection with
reinvestment of
distributions	17,880	127,907	19,017	147,906

	70,805	500,807	129,538	1,011,504

Shares
repurchased	(191,721)	(1,374,425)	(154,132)	(1,216,827)

Net decrease	(120,916)	$(873,618)	(24,594)	$(205,323)

	Year ended 9/30/09		Year ended 9/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,656,923	$ 11,986,615	1,898,222	$ 14,633,889

Shares issued in
connection with
reinvestment of
distributions	81,187	584,441	33,361	256,111

	1,738,110	12,571,056	1,931,583	14,890,000

Shares
repurchased	(885,147)	(6,326,837)	(465,880)	(3,610,711)

Net increase	852,963	$6,244,219	1,465,703	$11,279,289

Note 5: Summary of derivative activity

As of September 30, 2009, the fund did not hold any derivative instruments.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended September 30, 2009 (see Note 1):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not
accounted
for as hedging
instruments under
ASC 815	Futures	Swaps	Total

Interest rate	(2,447,517)	(504,806)	$(2,952,323)
contracts

Total	$(2,447,517)	$(504,806)	$(2,952,323)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not
accounted
for as hedging
instruments under
ASC 815	Futures	Swaps	Total

Interest rate	(35,474)	1,891,529	1,856,055
contracts

Total	$(35,474)	$1,891,529	$ 1,856,055

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

The fund has designated 98.60% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New

England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diver-sified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management
Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 2004	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002
Senior Managing Director,	Robert R. Leveille (Born 1969)
Putnam Investments	Vice President and
Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2007
Vice President, Principal Accounting	Managing Director, Putnam Investments,
Officer and Assistant Treasurer	Putnam Management, and Putnam
Since 2007	Retail Management
Managing Director, Putnam Investments
and Putnam Management	Mark C. Trenchard (Born 1962)
Vice President and
Susan G. Malloy (Born 1957)	BSA Compliance Officer
Vice President and Assistant Treasurer	Since 2002
Since 2007	Managing Director, Putnam Investments
Managing Director, Putnam Investments
Judith Cohen (Born 1945)
Beth S. Mazor (Born 1958)	Vice President,
Vice President	Clerk and Assistant Treasurer
Since 2002	Since 1993
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Robert L. Reynolds	Vice President, Clerk and
Management, LLC	President	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Wanda M. McManus
	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
Marketing Services	Executive Officer, Associate Treasurer and	and Assistant Clerk
Putnam Retail Management	Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Jonathan S. Horwitz	Vice President, Assistant Clerk,
	Senior Vice President and Treasurer	Assistant Treasurer and Proxy Manager
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting
Accounting Firm	Officer and Assistant Treasurer
KPMG LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Robert R. Leveille
Robert L. Reynolds	Vice President and
W. Thomas Stephens	Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN045 258492 11/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2009	$50,657	$--	$5,800	$-
September 30, 2008	$53,100	$--	$6,000	$-

For the fiscal years ended September 30, 2009 and September 30, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,800 and $ 74,733 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30,2009	$ -	$ -	$ -	$ -
September 30, 2008	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 25, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 25, 2009